SUPPLEMENT TO THE PROSPECTUSES

OF

  WELLS FARGO ADVANTAGE ALLOCATION FUNDS

ForDiversified Income Builder Fund

Effective February 1, 2012, the following replaces the first paragraph of the Fund’s principal investment strategy in both the summary and statutory sections of the Fund’s prospectuses as follows:

The Fund invests in debt and equity securities with an emphasis on debt securities. Under normal circumstances, we invest at least 80% of the Fund's total assets in a diversified portfolio of U.S. and non-U.S. income-producing securities of any quality, including dividend-paying common and preferred stocks, convertible bonds, corporate bonds and derivatives. We may invest without limit in corporate debt securities that are rated below investment-grade. For the debt portfolio, we invest principally in below investment-grade debt securities (often called "high-yield" securities or "junk bonds") of corporate issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through CCC by S&P, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or as deemed by us to be of comparable quality. We invest up to 30% of the Fund's total assets in equity securities, including common and preferred stocks. For the equity portfolio, we seek out companies that we believe have strong fundamental attributes and growth prospects with valuations that leave ample room for capital appreciation. We select equity securities of companies of any size. We invest up to 25% of the Fund's total assets in foreign equity and debt securities. The target allocation ranges for the Fund's investments are 70% to 90% in debt securities and 10% to 30% in equity securities. The proportion of the Fund's assets invested in debt and equity securities will change based on our assessment of economic conditions and investment opportunities.

Also, effective February 1, 2012, the following replaces the section entitled “Principal Investments” in the statutory section of the Fund’s prospectuses:

Under normal circumstances, we invest:

At least 80% of the Fund's total assets in a diversified portfolio of U.S. and non-U.S. income-producing securities of any quality, including dividend-paying common and preferred stocks, convertible bonds, corporate bonds and derivatives;

Up to 30% of the Fund's total assets in equity securities, including common and preferred stocks; and

Up to 25% of the Fund's total assets in foreign and debt securities.

The Fund's target allocation is as follows:

70% to 90% in debt securities; and

10% to 30% in equity securities.

November 17, 2011	AFR111/P501ASP